EXHIBIT 10(a)

Consent of Independent Registered Public Accounting Firm

Consent of Independent Registered Public Accounting Firm

We consent to the references to our firm under the captions “Independent Registered Public Accounting Firm” in the Statements of Additional Information, and to the use of our reports: (1) dated April 21, 2010, with respect to the statutory-basis financial statements and schedules of Monumental Life Insurance Company, and (2) dated April 29, 2010, with respect to the financial statements of the subaccounts of Separate Account VA CC, included in Post-Effective Amendment No. 6 to the Registration Statement (Form N-4 No. 333-146323) under the Securities Act of 1933 and related Prospectuses of the Advisor’s Edge Variable Annuity and Advisor’s Edge Select Variable Annuity.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 29, 2010